SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2001

MILACRON INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-8475 (Commission File Number)	31-1062125 (IRS Employer Identification No.)

2090 Florence Avenue, P.O. Box 63716, Cincinnati, Ohio    45206
(address of principal executive offices)                                (ZIP Code)

Registrant's telephone number, including area code: (513) 487-5000

ITEM 5. OTHER EVENTS

On January 31, 2001, the Company released its earnings for the fourth quarter of 2000. A copy of the fourth quarter earnings portion of the Company's Press Release issued January 31, 2001 is filed as Exhibit 99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c) Exhibits:

Exhibit No.	Description
99.1	Earnings Portion of the Press Release issued by Milacron Inc. on January 31, 2001
99.2	Estimates and Projections for Financial Modeling Portion of the Press Release issued by Milacron Inc. on January 31, 2001

ITEM 9. REGULATION FD DISCLOSURE

The Company's Press Release issued January 31, 2001, and which is referenced in Item 5 of this Form 8-K, also contained forward looking statements and projections related to the first quarter of 2001, and fiscal year 2001. A copy of the forward looking statements and Estimates and Projections for Financial Modeling portion of the Company's Press Release issued January 31, 2001 is furnished as Exhibit 99.2 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILACRON INC.

Date: February 14, 2001	By: /s/ Robert P. Lienesch Robert P. Lienesch Vice President-Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Earnings Portion of the Press Release issued by Milacron Inc. on January 31, 2001
99.2	Estimates and Projections for Financial Modeling Portion of the Press Release issued by Milacron Inc. on January 31, 2001